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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

The Board of Directors
Highland Bancorp, Inc.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Highland Bancorp, Inc. of our report dated January 28, 1997 appearing in the Annual Report on Form 10-K of Highland Federal Bank for the year ended December 31, 1996.

/s/ Grant Thornton LLP

Los Angeles, California
February 2, 1998